Annual Report


                                     EQUITY
                                     MARKET
                                     INDEX FUNDS

                                     DECEMBER 31, 1999

[LOGO OF T. ROWE PRICE]

     REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
     Equity Market Index Funds

 .    Gains among technology and other growth stocks powered a strong advance in the equity markets in 1999.

 .    The Equity Index 500 Fund finished the year with its fifth consecutive advance in excess of 20%.

 .    The Total Equity Market Index Fund performed well, benefiting largely from technology-related companies.

 .    The Extended Equity Market Index Fund's significant gains reflected tremendous success in a booming IPO market.

 .    We think the economy and inflation will remain on an even keel, but some market volatility would not be unexpected.






UPDATES AVAILABLE


For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS


After flagging somewhat in the fall, the domestic equity markets staged stunning rallies to end the year with strong returns. In a change from many recent periods, small-cap stocks came along for the ride, finishing the year slightly ahead of large-caps. However, the market was extremely uneven, and only high-growth technology and telecommunications firms really soared, while many lower-growth issues slumped. Fortunately, the indices were increasingly exposed to high-growth sectors, producing good performance for your funds.


     YEAR-END DISTRIBUTIONS

          On December 14, 1999, your Board of Directors declared income and capital gain distributions for the Equity Market Index Funds as follows to shareholders of record on that date: for the Equity Index 500 Fund, a quarterly income dividend of $0.09 per share, a year-end short-term capital gain distribution of $0.05 per share, and a year-end long-term capital gain distribution of $0.14 per share; for the Extended Equity Market Index Fund, an annual income dividend of $0.10 per share, an annual short-term capital gain distribution of $0.35 per share, and an annual long-term capital gain distribution of $0.18 per share; and for the Total Equity Market Index Fund, a quarterly income dividend of $0.03 per share, a year-end short-term capital gain distribution of $0.06 per share, and a year-end long-term capital gain distribution of $0.03 per share. These were paid on December 16. You should already have received your check or statement reflecting these distributions, as well as Form 1099-DIV summarizing this information for 1999 tax purposes.


     MARKET ENVIRONMENT

          The market environment should not have been ideal for stocks in 1999, as the Federal Reserve raised the federal funds target rate three times to forestall inflationary pressures. Indeed, a large number of value- oriented and interest rate-sensitive stocks lost ground during the year. Yet the economy continued to grow at a steady pace, and the

          "new economy" -- a term often used to describe the businesses that use technology, telecommunications, and the Internet as the foundation for new business models -- significantly expanded its reach. As a result, growth stocks led the market higher, helping the Standard & Poor's 500 Stock Index turn in an unprecedented fifth consecutive year of gains above 20%. In an indication of where the hottest action was, the technology-heavy Nasdaq Composite Index was up a remarkable 85.6% for the year. No broad U.S. index has ever posted as high a one-year return as this.

-------------------------------
WILSHIRE 5000 RETURNS BY SECTOR
--------------------------------------------------------------------------------
Periods Ended 12/31/99                    6 Months   12 Months
--------------------------------------------------------------------------------
Basic Materials                            -0.52%      16.98%
--------------------------------------------------------------------------------
Business Services                           9.58       19.39
--------------------------------------------------------------------------------
Consumer Discretionary                      8.85       26.96
--------------------------------------------------------------------------------
Consumer Nondurables                       -7.60      -12.26
--------------------------------------------------------------------------------
Durable Goods                             -10.56       -7.00
--------------------------------------------------------------------------------
Energy                                     -1.27       19.20
--------------------------------------------------------------------------------
Financial                                  -8.68        1.41
--------------------------------------------------------------------------------
Health Care                                -2.97       -5.16
--------------------------------------------------------------------------------
Industrial                                 11.03       28.35
--------------------------------------------------------------------------------
Miscellaneous                              18.30       11.85
--------------------------------------------------------------------------------
Retail                                      7.42       18.27
--------------------------------------------------------------------------------
Technology                                 47.82       82.56
--------------------------------------------------------------------------------
Telecommunications                          5.38       24.77
--------------------------------------------------------------------------------
Transportation                            -13.63       -4.19
--------------------------------------------------------------------------------
Utilities                                  -8.79      -12.40
--------------------------------------------------------------------------------

Dramatic changes brought on by the Internet fueled the tech rally. As investors look back on this decade, they will surely look first at the firms that have been aided by the Internet and those whose business models have been challenged. In November and December, trading in technology and Internet names was particularly frenzied and at times seemed irrational.

Related to the frenzy in technology stocks, the IPO market boomed. This was a theme that started in 1998 and blossomed in 1999. While some very large, established companies went public in 1999, such as Goldman Sachs and UPS, technology and especially Internet startups dominated the scene. A phenomenal number of companies went public in 1999, and their first-day returns continually set records that were subsequently broken. In early December, VA Linux Systems finally took the prize for best IPO "pop" with a startling return of 698% on its first day as a public company. The end is not in sight -- many, many companies have filed to go public in 2000.

Another theme that has dominated the second half of the '90s is merger mania; 1999 saw a continuation of that theme. Several very large mergers closed this year, such as Exxon/Mobil and Ameritech/SBC Communications, and some major new deals were announced. Many of these were among telecommunications or media firms, including MCI WorldCom's planned merger with Sprint and AT&T's planned merger with MediaOne Group. As has been the case in recent years, a large number of companies are using their highly appreciated stock to acquire companies instead of using cash or debt.

In a sign of the times, some significant changes were made to the Dow Jones Industrial Average. Microsoft, Home Depot, Intel, and SBC Communications were all added to the Dow in late October. These stocks replaced Chevron, Goodyear Tire, Sears, and Union Carbide. Many market analysts thought these changes were long overdue if the Dow was to be viewed as representative of the biggest blue chip companies.

-------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------
                                                                    Extended
                                   Equity      Total Equity           Equity
As of 12/31/99                  Index 500      Market Index     Market Index
--------------------------------------------------------------------------------
Market Cap
(Investment-
Weighted Median)            $92.9 billion     $41.6 billion     $2.7 billion
--------------------------------------------------------------------------------
Earnings Growth
Rate Estimated
Next 5 Years*                       13.9%             15.0%            22.1%
--------------------------------------------------------------------------------
P/E Ratio (Based
on Next 12 Months)
Estimated Earnings                  28.1X             29.7X            39.9X
--------------------------------------------------------------------------------

*Forecasts are based on T. Rowe Price research and are in no way an indication of future investment returns.


Fortunately for small-cap investors, one longstanding trend in the 1990s finally came to an end in 1999: small-cap stocks modestly outperformed large-caps for the first time since the early part of the decade. However, much of this success derived from gains in smaller technology companies.

EQUITY INDEX 500 FUND

     For the six and 12 months ended December 31, 1999, your fund posted attractive returns of 7.55% and 20.64%, respectively. These results were in step with those of the S&P 500, trailing slightly because of the fund's annual operating and management expenses, which the index does not incur.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/99                          6 Months             12 Months
Equity Index 500 Fund                             7.55%                20.64%
S&P 500                                           7.71                 21.04


Technology stocks dominated the market. While almost every type of technology stock advanced, communications stocks did particularly well as investors saw huge growth potential for these companies. Communications equipment maker Cisco Systems, for example, was up 131% for the year, and wireless telecom firms Nextel and Sprint PCS were up 336% and 343%, respectively. Software stocks also shone. Oracle was up just over 200% in the last six months after a short-lived slump.

While the eye-popping returns tended to be in the technology sector, large growth stocks in general did well. The large retailers Wal-Mart and Home Depot were up 43% and 60%, respectively, in the last six months. GE also performed well in the second half, up 38%. The heady advances of these companies, already among the largest in the S&P 500, tended to obscure the decline of many sectors for the year as concerns over inflation and rising interest rates plagued the broad market. In fact, close to half of all stocks in the S&P 500 actually fell during that period.

Many changes took place in the S&P 500 in 1999, with a total of 41 companies entering the index. As has been the case in much of the late 1990s, most of these changes were triggered by merger and acquisition activity, a hallmark of this bull market. Eleven of the 41 companies added came from the technology sector -- more than from any other area. In comparison, the financial sector, which has added numerous companies to the index in recent years, had six companies from its ranks move into the index.

As a result of these changes as well as strong performance, the technology sector has become a very large part of the S&P 500. As suggested by the Sector Diversification table on page 5, technology is now the largest component in the benchmark indices for all three of our index funds. It now accounts for more than 30% of the S&P and even larger percentages for the Wilshire 4500 and Wilshire 5000 Total Market Index. The S&P remains fairly representative of the broad market, but, like the broad market, it has become more volatile with the expanded exposure to this sector. Volatility may be an ongoing characteristic of the technology stocks, which now carry very high price-to-earnings ratios and have a lot of hope for good news priced into them.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------
Percent of                    Equity   Total Equity       Extended
Equities                       Index         Market         Equity
As of 12/31/99                   500          Index   Market Index
--------------------------------------------------------------------------------
Basic Materials                 4.0%           3.6%           2.7%
Business Services               0.6            2.2            6.8
Consumer
Discretionary                   4.8            5.9            8.7
Consumer
Nondurables                     6.5            5.3            2.3
Durable Goods                   1.4            2.4            5.2
Energy                          5.8            4.3            2.4
Financial                      13.5           13.5           12.3
Health Care                     9.7            8.6            6.5
Industrial                      6.3            5.5            2.2
Miscellaneous                   0.1            0.2            0.7
Retail                          6.7            6.2            3.9
Technology                     30.2           32.2           37.8
Telecommu-
nications                       7.9            7.1            4.4
Transportation                  0.7            0.9            1.3
Utilities                       1.8            2.1            2.8
--------------------------------------------------------------------------------
Total                           100%           100%           100%


Among the technology companies added to the index in the second half of 1999, two were particularly notable. Yahoo! caused quite a stir when it was added in early December. In the seven days between the time the S&P committee announced its decision and the day it actually moved into the index, the stock rallied an astounding 64%. A more typical gain for a stock from announcement to entry would be 8%. The Yahoo! addition is also notable as a nod by S&P toward pure Internet stocks despite their relative youth and volatile performance history. Recall that America Online was added in December of 1998. If the S&P 500 is to remain representative of the broad U.S. market, such additions are necessary.

The other noteworthy addition during the second half of 1999 was Qualcomm, the maker of digital wireless communications products. This stock was already up 505% for the year through July 21 when it was added to the index. It then went on to rise another 350% through year-end. By December 31, Qualcomm had become the 27th largest stock in the S&P 500, representing 0.94% of the index. Yahoo! had become the 29th largest, with a 0.93% weight. These stocks are examples of how the S&P 500 is rapidly changing. Two other communications equipment makers, ADC Telecommunications and Comverse Technology, entered the index, as did four semiconductor stocks: Analog Devices, Adaptec, Teradyne, and Xilinx.

     One S&P 500 addition during the second half was of particular interest to us: T. Rowe Price Associates was added in mid-October. While funds at T. Rowe Price would ordinarily not consider it appropriate to own T. Rowe Price stock, we decided that this fund should break with the policy. Our goal is to replicate the returns of the S&P 500 as precisely as possible, and so we own every stock in the index to achieve this goal.

     Most of the deletions from the S&P 500 were due to merger and acquisition activity. A few were dropped because they had become comparatively small and, as the S&P 500 Committee puts it, "lacked representation." These included Laidlaw, Battle Mountain Gold, and Fruit of the Loom.


TOTAL EQUITY MARKET INDEX FUND

     For the six and 12 months ended December 31, 1999, your fund posted strong returns of 10.20% and 23.25%, respectively. These returns closely tracked the Wilshire 5000 Total Market Index, falling slightly behind due to the fund's operating and management expenses.


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 12/31/99                          6 Months             12 Months
--------------------------------------------------------------------------------
Total Equity Market
Index Fund                                       10.20%                23.25%
--------------------------------------------------------------------------------
Wilshire 5000 Total
Market Index                                     10.45                 23.56
--------------------------------------------------------------------------------

The Wilshire 5000 and your fund outperformed the S&P 500 during both the one-year and six-month periods. This is largely because the Wilshire 5000's technology weight is slightly larger than the S&P 500's, and that difference made a difference in the second half of 1999. In addition, the Wilshire 5000 includes a lot of very young technology companies that the market -- looking for the "next big thing" -- has rewarded with high returns, high valuations, and high market capitalizations. This index, and your fund, participated in the huge returns of stocks like Yahoo! and Qualcomm before they entered the S&P 500.

While this fund benefited from its holdings in the large technology companies that performed well, many of which are mentioned in the Equity Index 500 Fund section above, several of the top technology performers were companies that, while large or newly large, are not yet in the S&P 500. For example, semiconductor maker JDS Uniphase, software company VERITAS Software, and e-business applications supplier BroadVision turned in results of 289%, 352%, and 592%, respectively, just in the second half of 1999. A number of small technology companies also outperformed the averages.

     While most health care stocks performed poorly this year, including large drug stocks that had been market darlings in previous years, some biotechnology stocks did very well. Companies involved in gene sequencing proved extremely popular with investors. For example, PE Corporation-Celera Genomics Group soared 820% and Human Genome Sciences climbed 286% in the second half.

     The assets in the fund have grown quite a bit over the last year due partly to market performance but also due to new subscriptions. We have used the new assets to increase the number of stocks in the portfolio. The fund now owns approximately 1500 securities, compared with roughly 900 securities last year at this time. We still use sampling techniques to replicate the performance of the more than 6,000 small- and mid-cap securities in our index, but these additions should help us track our index more closely.

     Many of these new holdings are of companies that went public this year. Some examples are Sycamore Networks, an optical networking company, Red Hat, a provider of the popular open-source operating system Linux, and Juniper Networks, a provider of Internet infrastructure systems. These companies do not yet have earnings, but we own them because they represent large weights in the Wilshire 5000 based on their market capitalizations.


EXTENDED EQUITY MARKET INDEX FUND

     For the six and 12 months ended December 31, 1999, your fund posted returns of 20.20% and 33.72%, respectively. These returns were slightly behind those of the Wilshire 4500. The difference owed partly to fund operating and management expenses, which the index does not incur. However, some of the performance disparity came from tracking error.

     The Wilshire 4500 and your fund outperformed the S&P 500 handily in both periods. This resulted almost exclusively from the differences in technology exposure between the two indices. The Wilshire 4500 has a larger technology weighting; in addition, Wilshire 4500 technology and telecom stocks significantly outperformed the S&P 500 stocks in the same sectors.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/99                          6 Months             12 Months
--------------------------------------------------------------------------------
Extended Equity Market
Index Fund                                       20.20%                33.72%
Wilshire 4500                                    21.68                 35.49

Internet-related technology companies were where the action was in 1999. Although the market kept changing which Internet stock it liked best, the sector as a group soared. Early in the year, Web site operators and Internet retailers were all the rage, but eventually, the quality of these types of firms coming to market deteriorated, and the focus shifted to equipment suppliers. Then business-to-business Internet players and companies related to the Linux operating system became popular. One of our bigger challenges in 1999 was keeping up with the frenzied whims of the market in Internet stocks. When in favor, these stocks posted huge returns. At times, we were not always properly weighted in them and that caused some tracking error between the fund and its benchmark. In addition, numerous companies were added to the benchmark via the IPO market, and many companies left it to enter the S&P 500. These changes, combined with huge disparities in performance among sectors, made the Wilshire 4500's sector weightings change considerably.

The fund benefited from owning the companies mentioned in the Total Equity Market Index Fund section above, excepting those in the S&P 500. It should be noted that while the market was very kind to small technology stocks for which there was a lot of hope and good news, it was merciless to stocks that encountered bad news. For example, Visx, a stock that was a high-flier in the first half of 1999, lost a patent battle and was down more than 50% from its high in late July. Berkshire Hathaway, the largest stock in the fund, was down 19% during the second half -- not because there was bad news specific to Berkshire Hathaway, but because the company owned large stakes in out-of-favor stocks.

As fund assets have grown, we have continued to add companies in an effort to reduce potential tracking error. At this time last year, the fund held roughly 1000 securities; it now holds around 1900. While this has kept our returns roughly in line with our benchmark, the Wilshire 4500 remains a challenging index to track. The 100 largest companies represent only about 30% of the index and the 1000 largest companies represent roughly 75%. Compare that to the Wilshire 5000, for which the 100 largest names make up roughly 55% and the 1000 largest names, approximately 90%. Because the Wilshire 5000 is much more concentrated in its large companies, it is easier to track.

OUTLOOK

     We do not expect inflation or long-term interest rates to rise significantly from current levels, although at least one Fed rate hike appears likely in the first half of 2000. Given the Fed's proactive stance and the positive influence of technological advancements, including the Internet, we expect sustained economic growth and manageable levels of inflation. These developments would ultimately be beneficial to the financial markets, but as investors try to anticipate Fed actions, the volatility of last year may continue. In addition, considering how costly some sectors of the U.S. stock market are, especially technology, and how large the technology sector has become, we think investors should be prepared for a bumpy ride and will need to keep a long-term perspective.


     Respectfully submitted,

     /s/ Richard T. Whitney

     Richard T. Whitney
     Chairman of the Investment Advisory Committee


     /s/ Kristen F. Culp

     Kristen F. Culp
     Executive Vice President

     January 20, 2000

---------------
DIVIDEND CHANGE
--------------------------------------------------------------------------------

The Board of Directors of the Total Equity Market Index Fund voted at its meeting in February to distribute the fund's income dividends annually instead of quarterly. Since long-term capital appreciation is the primary investment objective of the fund, with income only a secondary objective, the fund's quarterly dividends have been relatively small. Our records indicate that an overwhelming majority of shareholders currently reinvest these dividends rather than take them in cash. Moving from a quarterly to annual payout schedule should help economize on fund expenses. As a result of this decision, the income dividend for the year will be paid in December.

This updates the Total Equity Market Index Fund's prospectus dated May 1, 1999.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


--------------------------
THE EVOLVING S&P 500 INDEX
--------------------------------------------------------------------------------

Changes in the Index in 1999 *

Additions
--------------------------------------------------------------------------------
McKesson HBOC
SouthTrust
AmSouth
Century Telephone
Kansas City Southern Industries
Watson Pharmaceuticals
CMS Energy
AFLAC
Delphi Automotive Systems
PaineWebber Group
WellPoint Health Networks
Nabisco Group
Florida Progress
Office Depot
Network Appliance
Best Buy
Vulcan Materials
QUALCOMM
ADC Telecommunications
Allied Waste Industries
Conoco
Lexmark International
Tosco
Global Crossing
Bed Bath & Beyond
Adaptec
Pinnacle West Capital
Analog Devices
T. Rowe Price
Leggett & Platt
El Paso Energy
Comverse Technology
Tenneco Packaging
Xilinx
Teradyne


Deletions
--------------------------------------------------------------------------------
HBO
Oryx Energy
Tele-Communications
Rubbermaid
AMP
Aeroquip-Vickers
Union Camp
Meyer (Fred)
Moore
Bankers Trust
Harnischfeger Industries
RJR Nabisco Holdings
Morton International
American Stores
Ascend Communications
AirTouch Communications
Provident Companies
Transamerica
Nalco Chemical
Browning-Ferris
Battle Mountain Gold
Raychem
Mercantile
Frontier
BankBoston
Fruit of the Loom
Pioneer Hi-Bred
Ameritech
Data General
Cyprus Amax Minerals
Sonat
ASARCO
Tenneco
Harris
Case

Continued on page 11.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


--------------------------
THE EVOLVING S&P 500 INDEX
--------------------------------------------------------------------------------

Changes in the Index in 1999 *

Additions
--------------------------------------------------------------------------------
Quintiles Transnational
Molex
Citrix Systems
Old Kent Financial
Yahoo!
Transocean Sedco Forex
NCR *

Deletions
--------------------------------------------------------------------------------
King World Productions
PacifiCorp
Mobil
Honeywell
Laidlaw
Helmerich & Payne
Republic New York

* Although S&P deleted Republic New York on December 31, 1999, it did not add its replacement, NCR, until January 3, 2000.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                              Percent of
                                                              Net Assets
Equity Index 500 Fund                                           12/31/99
--------------------------------------------------------------------------------
Microsoft                                                           4.8%
GE                                                                  4.1
Cisco Systems                                                       2.8
Wal-Mart                                                            2.5
Exxon Mobil                                                         2.2
--------------------------------------------------------------------------------
Intel                                                               2.2
Lucent Technologies                                                 1.9
IBM                                                                 1.6
Citigroup                                                           1.5
America Online                                                      1.4
--------------------------------------------------------------------------------
American International Group                                        1.3
SBC Communications                                                  1.3
AT&T                                                                1.3
Oracle                                                              1.3
Home Depot                                                          1.3
--------------------------------------------------------------------------------
Merck                                                               1.3
MCI WorldCom                                                        1.2
Procter & Gamble                                                    1.2
Coca-Cola                                                           1.2
Nortel Networks                                                     1.1
--------------------------------------------------------------------------------
Royal Dutch Petroleum                                               1.0
Dell Computer                                                       1.0
Johnson & Johnson                                                   1.0
Bristol-Myers Squibb                                                1.0
Pfizer                                                              1.0
--------------------------------------------------------------------------------
Total                                                              42.5%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                              Percent of
                                                              Net Assets
Total Equity Market Index Fund                                  12/31/99
--------------------------------------------------------------------------------
Microsoft                                                           3.6%
GE                                                                  3.1
Cisco Systems                                                       2.1
Wal-Mart                                                            1.9
Exxon Mobil                                                         1.7
--------------------------------------------------------------------------------
Intel                                                               1.7
Lucent Technologies                                                 1.4
IBM                                                                 1.2
Citigroup                                                           1.1
America Online                                                      1.0
--------------------------------------------------------------------------------
American International Group                                        1.0
SBC Communications                                                  1.0
AT&T                                                                1.0
Oracle                                                              1.0
Home Depot                                                          1.0
--------------------------------------------------------------------------------
Merck                                                               0.9
MCI WorldCom                                                        0.9
Coca-Cola                                                           0.9
Procter & Gamble                                                    0.9
Dell Computer                                                       0.8
--------------------------------------------------------------------------------
Johnson & Johnson                                                   0.8
Bristol-Myers Squibb                                                0.8
Pfizer                                                              0.7
Sun Microsystems                                                    0.7
Hewlett-Packard                                                     0.7
--------------------------------------------------------------------------------
Total                                                              31.9%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                              Percent of
                                                              Net Assets
Extended Equity Market Index Fund                               12/31/99
--------------------------------------------------------------------------------
Berkshire Hathaway                                                  2.0%
VERITAS Software                                                    0.9
JDS Uniphase                                                        0.8
Qwest Communications International                                  0.7
Cox Communications                                                  0.7
--------------------------------------------------------------------------------
CMG Information Services                                            0.7
Level 3 Communications                                              0.6
Amazon.com                                                          0.6
Sycamore Networks                                                   0.6
VeriSign                                                            0.4
--------------------------------------------------------------------------------
Immunex                                                             0.4
Ariba                                                               0.4
Foundry Networks                                                    0.4
Juniper Networks                                                    0.4
AMFM                                                                0.4
--------------------------------------------------------------------------------
Siebel Systems                                                      0.4
e-Bay                                                               0.4
i2 Technologies                                                     0.4
Equitable Companies                                                 0.4
Broadvision                                                         0.3
--------------------------------------------------------------------------------
Exodus Communications                                               0.3
At Home                                                             0.3
Commerce One                                                        0.3
Red Hat                                                             0.3
Broadcom                                                            0.3
--------------------------------------------------------------------------------
Total                                                              13.4%

Note: Table excludes reserves.

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

    These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


    EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

               Equity Index 500 Fund         S&P 500 Stock Index

   3/30/90            10,000                        10,000
     12/90             9,690                        10,031
     12/91            12,642                        12,962
     12/92            13,605                        13,894
     12/93            14,976                        15,202
     12/94            15,174                        15,356
     12/95            20,876                        21,063
     12/96            25,669                        25,834
     12/97            34,233                        34,327
     12/98            44,016                        44,046
     12/99            54,931                        53,135


    TOTAL EQUITY MARKET INDEX FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                    Total Equity
                  Market Index Fund           Wilshire 5000 Index


   1/30/98            10,000                        10,000
     12/98            12,276                        12,319
     12/99            15,169                        15,184

T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


     EXTENDED EQUITY MARKET INDEX FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                 Extended Equity
                Market Index Fund      Wilshire 4500 Index

    1/30/98         10,000                   10,000
      12/98         11,020                   11,229
      12/99         14,932                   15,016


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


                                                                    Since  Inception
Periods Ended 12/31/99               1 Year  5 Years  10 Years  Inception       Date
-------------------------------------------------------------------------------------
Equity Index 500 Fund                20.64%   28.18%     --        18.67%    3/30/90
Total Equity Market Index Fund       23.25       --      --        24.33     1/30/98
Extended Equity Market Index Fund    33.72       --      --        23.61     1/30/98

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


     INVESTMENT SERVICES AND INFORMATION


          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.


          ACCOUNT SERVICES

          Checking Available on most fixed income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


           * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS
Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index Value

International/Global
Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
--------------------------------------------------------------------------------
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------

     ADVISORY SERVICES,RETIREMENT RESOURCES


          T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.


          ADVISORY SERVICES

          T. Rowe Price Retirement Income Manager(SM) helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          RETIREMENT RESOURCES AT T. ROWE PRICE

          Traditional, Roth, and Rollover IRAs
          SEP-IRA and SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase
            Pension and Profit Sharing Plans)
          401(k) and 403(b)
          457 Deferred Compensation

          Planning and Informational Guides

          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

          Insights Reports

          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review


          Software Packages

          T. Rowe Price Retirement Planning
            Analyzer(TM) CD-ROM or diskette $19.95.
            To order, please call
            1-800-541-5760. Also available
            on the Internet for $9.95.

          T. Rowe Price Variable Annuity Analyzer(TM)
            CD-ROM or diskette, free. To order,
            please call 1-800-469-5304.

          T. Rowe Price Immediate Variable
            Annuity (Income Account)

          Investment Kits

          We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.

T. ROWE PRICE INSIGHTS REPORTS
--------------------------------------------------------------------------------


     THE FUNDAMENTALS OF INVESTING


          Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.

          INSIGHTS REPORTS

          General Information
          The ABCs of Giving
          Back to Basics: The ABCs of Investing
          The Challenge of Preparing for
            Retirement
          Financial Planning After Retirement
          Getting Started: Investing With Mutual
            Funds
          The Roth IRA: A Review
          Tax Information for Mutual Fund
            Investors

          Investment Strategies

          Conservative Stock Investing
          Dollar Cost Averaging
          Equity Index Investing
          Growth Stock Investing
          Investing for Higher Yield
          Managing Risk Through Diversification
          The Power of Compounding
          Value Investing

          Types of Securities

          The Basics of International Stock
            Investing
          The Basics of Tax-Free Investing
          The Fundamentals of Fixed Income
            Investing
          Global Bond Investing

          Investing in Common Stocks
          Investing in Emerging Growth Stocks
          Investing in Financial Services Stocks
          Investing in Health Care Stocks
          Investing in High-Yield Municipal
            Bonds
          Investing in Money Market Securities
          Investing in Mortgage-Backed Securities
          Investing in Natural Resource Stocks
          Investing in Science and Technology
            Stocks
          Investing in Small-Company Stocks
          Understanding Derivatives
          Understanding High-Yield "Junk"
            Bonds

          Brokerage Insights

          Combining Individual Securities With
            Mutual Funds
          Getting Started: An Introduction to
            Individual Securities
          What You Should Know About Bonds
          What You Should Know About Margin
            and Short-Selling
          What You Should Know About Options
          What You Should Know About Stocks

          T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

T. ROWE PRICE BROKERAGE
--------------------------------------------------------------------------------


     BROKERAGE SERVICES

     T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


     T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer significant commission savings over full-service brokerages on a wide range of individual securities and other investments.*


          Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $24.95 on stock trades placed through our Internet-Trader service.**

          Research Services To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intra-day and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

          Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.


           * Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

          ** $24.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

For fund and account information or to conduct transactions, 24 hours, 7 days a week By touch-tone telephone Tele*Access 1-800-638-2587
By Account Access on the Internet www.troweprice.com/access


For assistance with your existing fund account, call: Shareholder Service Center 1-800-225-5132


To open a brokerage account or obtain information, call: 1-800-638-5660


Internet address: www.troweprice.com


Plan Account Lines for retirement plan participants: The appropriate 800 number appears on your retirement account statement.


T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202


This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:

For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.          C50-050  12/31/99